Statutory reserves and restricted net assets	12 Months Ended
Dec. 31, 2019
Statutory reserves and restricted net assets [Abstract]
Statutory reserves and restricted net assets
1 7 .	Statutory reserves and restricted net assets
As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in
capital, additional
paid-in
capital, and the statutory reserves of the Company’s PRC subsidiaries, affiliates and VIEs. As of December 31, 2019, total restricted net assets was
 RMB3,481,099,358.